Evolus Reports Fourth Quarter and Full Year 2020 Results and Provides Business Update
Q4 2020 Net Revenue $20.6 Million, Highest Net Revenue Quarter Since Launch of Jeuveau®

Pro Forma Cash Position of $57 Million at December 31, 20201

Newport Beach, Calif., March 24, 2021 - Evolus, Inc. (Nasdaq: EOLS), a performance beauty company with a customer-centric approach focused on delivering breakthrough products, today provided a business update and reported financial results for the fourth quarter and full year ended December 31, 2020.
“Over the past several months, we successfully transformed our business by settling the International Trade Commission case and related litigation, eliminating $127 million of debt and payment obligations and strengthening our cash position. We accomplished these key milestones while at the same time driving revenue of Jeuveau® to an all-time high in the fourth quarter of 2020,” said David Moatazedi, President and Chief Executive Officer. “The second quarter of 2021 marks the first time the full Jeuveau® value proposition of customer co-branding, consumer loyalty and our value-based pricing will be unhindered by litigation headwinds. As a result, we expect our second quarter 2021 net revenue will achieve another all-time high.”
Fourth Quarter 2020 and Recent Corporate Developments
•In February 2021, Crystal Muilenburg was promoted to Chief Marketing Officer, leading the U.S. marketing organization and the European launch of Nuceiva™ in early 2022.
•Resolved all legal matters with Allergan, Medytox and Daewoong Pharmaceutical Co. Ltd. (Daewoong) related to the United States International Trade Commission (ITC) case.
•Continued strong underlying market demand for Jeuveau® in the fourth quarter of 2020 evidenced by:
◦Adding 600 new purchasing accounts resulting in over 5,600 accounts2 at December 31, 2020.
◦Re-order rates increased to 72% in the fourth quarter2.
◦Greater than 2,800 purchasing accounts opting into the Evolus Rewards program with over 110,0003 patients enrolled since launch in May 2020. Evolus Rewards is the company’s consumer loyalty program providing patients with improved affordability and instant savings.
•Completed several transactions in the first quarter of 2021 to strengthen the company’s balance sheet:
◦Eliminated $127.4 million of Evolus debt and potential future milestone payments
▪$76.4 million paid to discharge in full all outstanding obligations under its Loan and Security Agreement with Oxford Finance.
▪Daewoong converted $40.5 million of debt and accrued interest into 3.1 million shares of Evolus common stock.
▪$10.5 million of current and potential future milestone payments cancelled by Daewoong.
◦$25.5 million in cash to be paid to Evolus by Daewoong in April 2021.

Fourth Quarter 2020 Financial Results
•$20.6 million in total net revenues for the fourth quarter of 2020. Fourth quarter net revenue was partially impacted by the company selling under a bond required by the ITC beginning mid-December 2020 resulting in recording minimal net revenue in the last two weeks of the fourth quarter.
•Gross margin was 64.6%, calculated as total net revenues less product cost of sales, as a percentage of total net revenues.
•GAAP operating expenses were $128.6 million including $83.4 million for litigation settlement expenses associated with our settlement agreements with Allergan, Inc., Allergan Limited and Medytox, Inc. (the “Allergan/Medytox Settlement Agreements”), comprised of $48.4 million in Evolus common stock and $35.0 million in cash payments over two years.
•Non-GAAP operating expenses were $25.5 million. Non-GAAP operating expenses exclude product cost of sales of $7.3 million, litigation settlement expenses of $83.4 million, revaluation of the contingent royalty obligation expense of $7.9 million, and stock-based compensation expense of $2.6 million and depreciation and amortization expense of $1.9 million.
•GAAP loss from operations of $108.0 million included $83.4 million for litigation settlement expenses associated with the Allergan/Medytox Settlement Agreements.
Full Year 2020 Financial Results
•Total net revenues were $56.5 million for 2020 and increased 62% compared to 2019 net revenues of $34.9 million. Jeuveau® was launched in May 2019 in the United States.
•2020 Gross margin of 67.6%, calculated as total net revenues less product cost of sales, as a percentage of total net revenues.
•2020 GAAP operating expenses and GAAP loss from operations were $209.6 million and $153.1 million, respectively, including $83.4 million for litigation settlement expenses.
•2020 Non-GAAP operating expenses of $92.3 million decreased by 15% from $108.0 million in 2019. Non-GAAP operating expenses exclude product cost of sales of $18.3 million, litigation settlement expenses of $83.4 million, stock-based compensation expense of $10.6 million and depreciation and amortization expense of $7.0 million, and revaluation of the contingent royalty obligation gain of $2.0 million.
•GAAP loss from operations of $153.1 million included $83.4 million for litigation settlement expenses associated with the Allergan/Medytox Settlement Agreements.
•2020 Non-GAAP loss from operations of $54.0 million improved by 33% from $81.1 million in 2019.
•Cash, cash equivalents and short-term investments as of December 31, 2020 were $107.6 million.
•Pro forma cash position at December 31, 2020 was $57 million1.
Financial Outlook
•The Allergan/Medytox Settlement Agreements announced in February 2021 and the settlement agreement with Daewoong announced in March 2021 are expected to temporarily impact the company’s gross margin profile negatively through September 2022. Following September 2022, the company expects its gross margin percentage in the United States to return to the levels seen in fiscal year 2020.
•The company anticipates 2021 full year gross margin will be between 50% and 55%, calculated as total net revenues less product cost of sales, as a percentage of net revenues. Gross margin outlook excludes a one-time payment of $25.5 million to be received from Daewoong.

•As a result of the recently announced settlement agreements, the company expects to have 43.7 million shares of common stock outstanding.
Conference Call Information
Management will host a conference call and webcast to discuss Evolus’ financial results today at 4:30 p.m. ET. The dial-in numbers are (866) 916-2317 for domestic callers and (703) 925-2662 for international callers, and the conference ID is 7378855. Evolus will use a presentation to accompany its conference call. The presentation can be found on the Company's Web site in advance of the earnings conference call.
A replay of the call will be available following its completion through March 31, 2021. To access the replay, dial (855) 859-2056 for domestic callers and (404) 537-3406 for international callers and use the replay conference ID 7378855.
A live audio webcast of the call will be available on the Investor Relations page of the Evolus, Inc. website, investors.evolus.com. A replay of the webcast will be archived on Evolus' website for 30 days following the completion of the call.
About Evolus, Inc.
Evolus is a performance beauty company with a customer-centric approach focused on delivering breakthrough products. In 2019, the U.S. Food and Drug Administration approved Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics and manufactured in a state-of-the-art facility using Hi-Pure™ technology. Jeuveau® is powered by Evolus’ unique technology platform and is designed to transform the aesthetic market by eliminating the friction points existing for customers today. Visit us at: www.evolus.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements that relate to the status of regulatory processes, future plans, events, prospects or performance and statements containing the words “plans,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” “outlook,” “designed,” or other forms of these words or similar expressions, although not all forward-looking statements contain these identifying words. The company’s forward-looking statements include, but are not limited to, statements made by Mr. Moatazedi regarding the potential of the Jeuveau® value proposition, expectations about the company’s second quarter net revenues and the company’s financial outlook related to its gross margin profile.
Forward-looking statements are based on current estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include uncertainties associated with our ability to address all of our losses, costs, expenses, liabilities and damages in the settlement agreement with Daewoong and our ability to comply with the terms and conditions in the Allergan/Medytox Settlement Agreements, the continued impact of COVID-19 on our business and the economy generally, uncertainties related to customer and consumer adoption of Jeuveau®, the efficiency and operability of our digital platform, competition and market dynamics, and our ability to maintain regulatory approval of Jeuveau® and other risks described in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on October 29, 2020, which is available online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, Evolus undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If the company does update or revise one or more of these statements, investors and others should not conclude that the company will make additional updates or corrections.

Use of Non-GAAP Financial Measures
Evolus’ financial results are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This press release and the reconciliation tables included in the financial schedules below include non-GAAP operating expenses and non-GAAP loss from operations. The non-GAAP measures exclude, as applicable, (i) product cost of sales, (ii) one-time litigation settlement items related to the ITC case, (iii) the revaluation of contingent royalty obligations, (iv) stock-based compensation expense, and (v) depreciation and amortization. Management believes that non-GAAP operating expenses and non-GAAP loss from operations are useful in helping to identify the company’s core operating performance and enables management to consistently analyze the period-to-period financial performance of the core business operations. Management also believes that non-GAAP operating expenses and non-GAAP loss from operations will enable investors to assess the company in the same way that management assesses the company’s current and future operations. The company’s definitions of non-GAAP operating expenses and non-GAAP loss from operations have limitations as an analytical tool and may differ from other companies reporting similarly named measures. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results.
For a reconciliation of our historical non-GAAP operating expenses and non-GAAP loss from operations presented herein to GAAP operating expenses and GAAP loss from operations, the most directly comparable GAAP financial measures, please see “Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses” and “Reconciliation of GAAP Loss from Operations to Non-GAAP Loss from Operations” in the financial schedules below.
Jeuveau® is a registered trademark and NuceivaTM is a trademark of Evolus, Inc.
Hi-Pure™ is a trademark of Daewoong Pharmaceutical Co, Ltd
1 Represents December 31, 2020 cash, cash equivalents and short-term investments of $107.6 million plus $25.5 million of cash to be provided by Daewoong, less $76.4 million for Oxford debt payoff on January 4, 2021.
2 Represents cumulative statistics from the launch of Jeuveau® in May 2019 through December 31, 2020
3 Represents cumulative statistics from the launch of Evolus Rewards in May 2020 through December 31, 2020
Evolus, Inc. Contacts:
Investor Contact:
Lauren Silvernail, Evolus, Inc.
Chief Financial Officer and EVP Corporate Development
Tel: +1-949-284-4726
Email: IR@Evolus.com
Media Contact:
Crystal Muilenburg, Evolus, Inc.
Chief Marketing Officer
Tel: +1-949-284-4506
Email: media@evolus.com

Evolus, Inc.
Statements of Operations and Comprehensive Loss
(in thousands, except loss per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Product revenue, net	$20,577	$18,759	$55,802	$34,237
Service revenue	—	688	738	688
Total net revenues	20,577	19,447	56,540	34,925

Operating Expenses:
Product cost of sales (excludes amortization of intangible assets)	7,278	3,636	18,299	8,014
Selling, general and administrative	27,394	30,285	98,190	113,593
Research and development	719	418	1,722	3,973
Revaluation of contingent royalty obligation to Evolus Founders	7,915	(3,817)	(2,007)	4,160
Depreciation and amortization	1,876	1,468	7,027	4,132
Litigation settlement expenses	83,421	—	83,421	—
Restructuring costs	—	—	2,956	—
Total operating expenses	128,603	31,990	209,608	133,872
Loss from operations	(108,026)	(12,543)	(153,068)	(98,947)
Other income (expense):
Interest income	5	375	635	1,839
Interest expense	(2,823)	(2,468)	(10,503)	(7,953)
Other income	—	—	—	—
Loss before income taxes	(110,844)	(14,636)	(162,936)	(105,061)
Income tax expense (benefit)	(150)	(128)	77	(15,027)
Net loss	$(110,694)	$(14,508)	$(163,013)	$(90,034)
Other comprehensive gain:
Unrealized (loss) gain on available-for-sale securities, net of tax	(3)	(13)	(6)	6
Comprehensive loss	$(110,697)	$(14,521)	$(163,019)	$(90,028)
Net loss per share, basic and diluted	$(3.28)	$(0.47)	$(4.83)	$(3.19)
Weighted-average shares outstanding used to compute basic and diluted net loss per share	33,749	30,713	33,738	28,238

Evolus, Inc.
Summary of Balance Sheet Data
(in thousands)

	December 31, 2020	December 31, 2019
Balance Sheet Data:
Cash and cash equivalents	$102,562	$109,892
Short-term investments	5,000	19,911
Total cash, cash equivalents and short-term investments	$107,562	$129,803

Working capital	$(52,636)	$127,758
Total assets	$209,068	$240,442
Total current liabilities	$180,248	$24,439
Total liabilities	$282,026	$160,985
Accumulated deficit	$(376,072)	$(213,059)
Total stockholders’ equity	$(72,958)	$79,457
Evolus, Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP operating expense	$128,603	$31,990	$209,608	$133,872
Adjustments:
Product cost of sales (excludes amortization of intangible assets)	7,278	3,636	18,299	8,014
Revaluation of contingent royalty obligation	7,915	(3,817)	(2,007)	4,160
Stock-based compensation:
Included in selling, general and administrative	2,606	2,419	10,408	8,862
Included in research and development	24	118	176	656
Depreciation and amortization	1,876	1,468	7,027	4,132
Litigation settlement expenses	83,421	—	83,421	—
Non-GAAP operating expense	$25,483	$28,166	$92,284	$108,048
Evolus, Inc.
Reconciliation of GAAP Loss from Operations to Non-GAAP Loss from Operations
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP loss from operations	$108,026	$12,543	$153,068	$98,947
Adjustments:
Revaluation of contingent royalty obligation	7,915	(3,817)	(2,007)	4,160
Stock-based compensation:
Included in selling, general and administrative	2,606	2,419	10,408	8,862
Included in research and development	24	118	176	656
Depreciation and amortization	1,876	1,468	7,027	4,132
Litigation settlement expenses	83,421	—	83,421	—
Non-GAAP loss from operations	$12,184	$12,355	$54,043	$81,137